UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
May 13, 2010

Date of report (Date of earliest event reported)
HUTCHINSON TECHNOLOGY INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-14709	41-0901840

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West Highland Park Drive N.E.,
Hutchinson, Minnesota	55350

(Address of Principal Executive Offices)	(Zip Code)
(320) 587-3797

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
This Current Report on Form 8-K includes revisions to Items 6, 7, 7A and 8 of our Annual Report on Form 10-K for the fiscal year ended September 27, 2009, which we originally filed with the Securities and Exchange Commission (“SEC”) on December 8, 2009 (the “Original Filing”). The revisions reflect the impact of the adoption of a new accounting standard on our financial statements in prior periods.
The revisions reflect our adoption of authoritative guidance for accounting for convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) as issued by the Financial Accounting Standards Board. As required, we adopted the provisions of this guidance beginning in our first quarter of our fiscal 2010. The guidance requires retrospective adjustments in prior periods as further described in Note 1, and as reflected in Notes 8, 11, 12, 15 and 17, to the consolidated financial statements included in Exhibit 99.1 to this Current Report.
Exhibit 99.1 also reflects an update to the required evaluation of subsequent events, through the date the revised financial statements were issued. In connection with the filing of this Current Report and pursuant to the rules of the SEC, we have also included Exhibit 23.1, consisting of a consent from our independent registered public accounting firm.
This Current Report does not attempt to modify or update any other disclosures set forth in the Original Filing, except as required to reflect the adoption of the authoritative guidance discussed above and to correct inadvertent typographical errors. Other than the foregoing, this Current Report does not update or discuss any other developments affecting our company subsequent to the date of the Original Filing.
On February 4, 2010 and May 5, 2010 we filed Quarterly Reports on Form 10-Q for the quarters ended December 27, 2009 and March 28, 2010, respectively, which reflect the adoption of the authoritative guidance discussed above as further described in Note 2 to our condensed consolidated financial statements – unaudited included in each such Quarterly Report.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Revised Items 6, 7, 7A and 8 of Hutchinson Technology Incorporated’s Annual Report on Form 10-K for the fiscal year ended September 27, 2009, originally filed on December 8, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUTCHINSON TECHNOLOGY INCORPORATED
Date: May 13, 2010	/s/ Wayne M. Fortun
Wayne M. Fortun
President and Chief Executive Officer

EXHIBIT INDEX

No.	Description	Manner of Filing
23.1	Consent of Independent Registered Public Accounting Firm.	Filed Electronically

99.1	Revised Items 6, 7, 7A and 8 of Hutchinson Technology Incorporated’s Annual Report on Form 10-K for the fiscal year ended September 27, 2009, originally filed on December 8, 2009.	Filed Electronically